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                                  [LOGO] CHASE

                                    GUARANTY
                               (Unlimited Amount)


         This Guaranty is granted by the Guarantor to THE CHASE MANHATTAN BANK, having an office located at 52 Broadway, 6th Floor, New York, N.Y. 10004 ("Business Office"), and/or any of its subsidiaries and/or affiliates and wherever located (hereinafter with their respective successors and assigns, collectively or individually, as the context may require, referred to as "Chase").

         Recitals. Girgenti, Hughes, Butler & McDowell, Inc. (the "Borrower") has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation from Chase; and each of the undersigned (hereinafter collectively and individually referred to as the "Guarantor") represents that it owns directly or indirectly a substantial amount of the stock of or other ownership interest in the Borrower and/or is financially interested in its affairs and expects to derive advantage from each and every such accommodation;

         Consideration. To induce Chase, at its option, at any time or from time to time, to extend financial accommodation, with or without security, to or for the account of the Borrower, or in respect of which the Borrower may be liable in any capacity (the term "financial accommodation" including, without limitation, extension of loans, credit or accommodation, issuance or confirmation of letters of credit or creation of acceptances, or discount or purchase of, or loans on, accounts, leases, instruments, securities, documents, chattel paper and other security arrangements or other property, or entering into any foreign exchange, precious metals or other contract or agreement between Borrower and Chase), the Guarantor hereby agrees as follows:

         Guaranty. The Guarantor (and if there is more than one Guarantor, jointly and severally) absolutely and unconditionally guarantees to Chase that the Borrower will promptly perform and observe every agreement and condition contained in any instrument, writing or arrangement relating to or the subject of any such financial accommodation (a "Credit Arrangement") to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement, and all other sums which may be owing by the Borrower to Chase now or hereafter, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by Chase, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by Chase (collectively, the "Guaranteed Obligations"), and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The Guarantor agrees that, as between the Guarantor and Chase, the Guaranteed Obligations may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), the Guaranteed Obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty. The Guarantor further guarantees that all payments made by the Borrower to Chase of any Guaranteed Obligation will, when made, be final and agrees that if any such payment is recovered from, or repaid by, Chase in whole or in part by reason of any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

         This is a guaranty of payment and performance and not a guaranty of collection only.

         This Guaranty is enforceable irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of a Credit Arrangement or the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether


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Chase shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment.

         Consents and Waivers. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or Guaranteed Obligation may be waived or the time of performance thereof extended by Chase, and payment of any Guaranteed Obligation may be accelerated in accordance with any agreement governing the same, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as Chase may determine, or any co-guarantor or any other party liable upon or in respect of any obligation may be released, and any of the acts mentioned in any Credit Arrangement may be done, all without notice to or affecting the liability of the Guarantor hereunder. The Guarantor waives notice of acceptance of this Guaranty and of the creation of any Guaranteed Obligations. The Guarantor hereby waives presentment of any instrument, demand for payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that Chase exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the Guaranteed Obligations. The Guarantor hereby further waives any defense whatsoever which might constitute a defense available to, or discharge of, the Borrower or a guarantor. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of Chase or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums (including interest, costs and expenses) which may be or become payable by the Borrower to Chase at any time or from time to time, unless the Guaranteed Obligations shall be paid in full.

         Continuing Guaranty; Termination. This Guaranty shall be a continuing guaranty, and Chase may continue to act in reliance hereon until the receipt by Chase of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations, absolute or contingent, of the Guarantor hereunder with respect to any such accommodation given prior to such notice. Such notice shall be effective only after receipt by Chase at its Business Office, and Chase shall have had a reasonable time to act upon such notice at each of its offices extending financial accommodation to Borrower.

         Financial Statements. The Guarantor shall furnish to Chase, after the end of the Guarantor's fiscal year or at such other times or intervals as Chase may request, financial statements certified by the Guarantor showing the Guarantors financial condition at the end of and for the entire fiscal year. Such statements shall fairly present the financial condition of the Guarantor as at the end of such fiscal year or periods in accordance with generally accepted accounting principles consistently applied. Upon demand by Chase, the Guarantor shall retain an independent certified public accountant acceptable to Chase to prepare such financial statements, on an audited, review or compilation basis, as selected by Chase, and as to audited statements, accompanied by a satisfactory report of such accountants which shall not contain any qualification of opinion or disclaimer by reason of audit limitations imposed by the Guarantor. Further, Guarantor agrees to furnish to Chase copies of its tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

         Foreign Currencies. With respect to each obligation (or portion thereof) hereby guaranteed that is payable in a foreign currency, the following provisions shall apply: the Guarantor shall be obligated to pay to Chase the unpaid amount of such Guaranteed Obligation in the same foreign currency and place in which such Guaranteed Obligation is payable by its terms; provided, however, that the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payment of such unpaid amount as aforesaid, the Guarantor shall be obligated to) pay to Chase at its principal office in New York City the equivalent of such unpaid amount in United States currency computed at Chase's selling rate, most recently in effect on or prior to the date such Guaranteed Obligation becomes due, for cable transfers of such foreign currency to the place where such Guaranteed Obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold Chase harmless from any loss incurred by Chase arising from any change in the value of United States currency in relation to such foreign currency

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between the date such Guaranteed Obligation becomes due and the date Chase is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such Guaranteed Obligation is payable, to apply such foreign currency to such obligation. The term "foreign currency" as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such Guaranteed Obligation.

         Rights Cumulative. The rights, powers and remedies granted to Chase herein shall be cumulative and in addition to any rights, powers and remedies to which Chase may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to Chase in connection with any Credit Arrangement.

         Security. As collateral security for the payment of any and all obligations and liabilities of the Guarantor to Chase, now existing or hereafter arising, the Guarantor grants to Chase a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the Guarantor now or at any time hereafter held or received by or for or left in the possession or control of Chase or any of its affiliates, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

         Representations and Warranties. Each Guarantor which is other than an individual represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Guaranty and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Guarantor's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Guaranty have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Guaranty constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Chase from time to time by the Guarantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Guarantor or which may materially adversely affect the financial condition, operations, properties or business of the Guarantor or the ability of the Guarantor to perform its obligation under this Guaranty; and (h) there has been no material adverse change in the financial condition of the Guarantor since the last such financial statements or information. If the Guarantor is an individual, the Guarantor represents and warrants the correctness of clauses (c), (d), (e), (f), (g) and (h) above to the extent applicable to an individual.

         Costs. The Guarantor agrees to reimburse Chase on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Chase and costs allocated by its internal legal department) in connection with the enforcement of this Guaranty.

         Entire Agreement, Amendment and Waivers. This Guaranty constitutes the entire agreement between the Guarantor and Chase in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Chase in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder. No waiver shall be deemed to be made by Chase of any of its rights hereunder unless the same shall be in writing signed on behalf of Chase, and each waiver, if any, shall be a

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waiver only with respect to the specific instance involved and shall in no way impair the rights of Chase or the obligations of the Guarantor to Chase in any other respect at any other time.

         As to each Guarantor who is an individual, this Guaranty is being signed by such Guarantor in an individual capacity and any descriptive terms placed after the Guarantor's name shall not affect the Guarantor's personal liability under this Guaranty.

         Successors. This agreement shall be immediately binding upon the Guarantor, and the successors of the Guarantor. Chase may assign this Guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such security, if any such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of Chase, and Chase shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

         Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, Connecticut or New Jersey, depending on the location of the Chase office set forth in this Guaranty. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Chase in writing.

         Commercial Transaction. IF THE UNDERSIGNED IS A CONNECTICUT DOMICILED ENTITY OR RESIDENT, EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE MEANING OF SECTION 52-278a OF THE CONNECTICUT GENERAL STATUTES. EACH OF THE UNDERSIGNED EXPRESSLY WAIVES ANDY AND ALL RIGHTS, CONSTITUTIONAL OR OTHERWISE, WITH RESPECT TO NOTICE AND HEARING AND ANY RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES IN CONNECTION WITH ANY PREJUDGMENT REMEDY AVAILABLE TO CHASE.

         Guarantor Waivers. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT CHASE'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN ADDITION, EACH GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY CHASE AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

         IN WITNESS WHEREOF, the Guarantor has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) or partner(s) this 2nd day of August, 1999.

Address for notices:                   Healthworld Corporation


                                       By:      /s/ Stuart Diamond
                                          ------------------------------
100 Avenue of the Americas             Print Name   STUART DIAMOND
New York, N.Y. 10013                             -----------------------
                                       Title:
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